Exhibit 99.1

UMB Financial Corporation 1010 Grand Boulevard Kansas City, MO 64106 816.860.7000 umb.com	News Release

//FOR IMMEDIATE RELEASE//

Media Contact: Rachael Crocker: 816.860.7775

Investor Relations Contact: Kay Gregory: 816.860.7106

UMB Financial Corporation Reports Third Quarter 2017 Income from Continuing Operations of $48.9 Million, or $0.98 per diluted share

KANSAS CITY, Mo. (October 24, 2017) – UMB Financial Corporation (Nasdaq: UMBF), a diversified financial holding company, announced income from continuing operations for the third quarter 2017 of $48.9 million or $0.98 per diluted share, compared to $44.8 million or $0.90 per diluted share in the second quarter 2017 (linked quarter) and $39.4 million or $0.80 per diluted share in the third quarter 2016. Results from continuing operations exclude the impact of the previously announced divestiture of Scout Investments, Inc., the company’s institutional investment management subsidiary. Reported GAAP income from continuing operations represents an increase of 9.2 percent on a linked-quarter basis and 24.0 percent compared to the third quarter 2016. For the nine months ended September 30, 2017, GAAP income from continuing operations was $135.6 million or $2.72 per diluted share, an increase of 23.0 percent compared to $110.2 million or $2.24 per diluted share for the nine month period ended September 30, 2016.

Net operating income from continuing operations, a non-GAAP financial measure which is reconciled to the nearest comparable GAAP measure later in this release, was $48.9 million or $0.98 per diluted share for the third quarter 2017, compared to $44.9 million or $0.90 per diluted share for the linked quarter and $40.1 million or $0.81 per diluted share for the third quarter 2016. These results represent an increase of 8.9 percent on a linked-quarter basis and an increase of 21.9 percent compared to the third quarter 2016. For the nine months ended September 30, 2017, net operating income from continuing operations was $136.2 million or $2.73 per diluted share, compared to $114.3 million or $2.32 per diluted share for the nine month period ended September 30, 2016.

Summary of quarterly financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	Q3	Q2	Q3
	2017	2017	2016
Income from continuing operations	$48,872	$44,771	$39,422
Income from discontinued operations-general operations (non-GAAP)	3,372	2,586	2,850
Loss from discontinued operations-non-GAAP adjustments	(4,102)	(4,536)	(326)

(Loss) income from discontinued operations-total	(730)	(1,950)	2,524

Net income	48,142	42,821	41,946
Earnings per share from continuing operations (diluted)	0.98	0.90	0.80
Earnings per share from discontinued operations-general operations (non-GAAP) (diluted)	0.07	0.05	0.06
Losses per share from discontinued operations-non-GAAP adjustments (diluted)	(0.08)	(0.09)	(0.01)

(Losses) earnings per share from discontinued operations (diluted)	(0.01)	(0.04)	0.05

Earnings per share (diluted)	0.97	0.86	0.85

GAAP - continuing operations
Return on average assets	0.95%	0.88%	0.80%
Return on average equity	9.17	8.69	7.76
Efficiency ratio	67.25	68.30	69.91

Non-GAAP - continuing operations
Operating return on average assets	0.96%	0.89%	0.81%
Operating return on average equity	9.18	8.72	7.90
Operating efficiency ratio	67.22	68.19	69.43

Summary of year-to-date financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	September	September
	YTD	YTD
	2017	2016
Income from continuing operations	$135,619	$110,234
Income from discontinued operations-general operations (non-GAAP)	8,164	6,919
Loss from discontinued operations-non-GAAP adjustments	(8,639)	(1,286)

(Loss) income from discontinued operations-total	(475)	5,633

Net income	135,144	115,867
Earnings per share from continuing operations (diluted)	2.72	2.24
Earnings per share from discontinued operations-general operations (non-GAAP) (diluted)	0.16	0.14
Losses per share from discontinued operations-non-GAAP adjustments (diluted)	(0.17)	(0.02)

(Losses) earnings per share from discontinued operations (diluted)	(0.01)	0.12

Earnings per share (diluted)	2.71	2.36

GAAP - continuing operations
Return on average assets	0.89%	0.76%
Return on average equity	8.82	7.43
Efficiency ratio	68.44	72.18

Non-GAAP - continuing operations
Operating return on average assets	0.90%	0.78%
Operating return on average equity	8.85	7.70
Operating efficiency ratio	68.33	71.26

“Third quarter 2017 highlights included year-over-year improvement of 29 basis points in our net interest margin and solid positive operating leverage of 3.4 percent,” said Mariner Kemper, chairman and chief executive officer. “Revenue increased 7.4 percent while expenses increased 4.0 percent compared to the third quarter 2016. Our balance sheet growth was driven by continued momentum in our commercial real estate lending business and our national lending platforms, as well as a 32 percent increase in healthcare deposits compared to a year ago.”

Discussion of results from continuing operations

Summary of revenue	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2017	2017	2016	LQ	PY
Net interest income	$140,858	$137,394	$124,765	$3,464	$16,093
Noninterest income:
Trust and securities processing	45,060	44,811	41,812	249	3,248
Trading and investment banking	4,453	6,173	6,114	(1,720)	(1,661)
Service charges on deposit accounts	21,510	22,731	21,832	(1,221)	(322)
Insurance fees and commissions	425	513	698	(88)	(273)
Brokerage fees	5,815	5,889	4,712	(74)	1,103
Bankcard fees	17,427	20,234	17,086	(2,807)	341
Gains on sales of securities available for sale, net	2,390	1,280	2,978	1,110	(588)
Equity (losses) earnings on alternative investments	(584)	(195)	1,594	(389)	(2,178)
Other	7,810	8,870	6,716	(1,060)	1,094

Total noninterest income	$104,306	$110,306	$103,542	$(6,000)	$764

Total Revenue	$245,164	$247,700	$228,307	$(2,536)	$16,857

Net interest margin	3.16%	3.12%	2.87%

Total noninterest income as a % of total revenue	42.55	44.53	45.35

Net interest income

•	On a linked quarter basis, the increase in net interest income was driven by a four basis point improvement in net interest margin.

•	Earning asset yields improved 11 basis points from the linked quarter driven by improved loan yields of 15 basis points. The cost of interest-bearing liabilities increased 10 basis points due to increased federal fund borrowing costs of 20 basis points coupled with a nine basis point increase in interest-bearing deposit rates.

•	The cost of interest-bearing liabilities for the third quarter 2017 was 55 basis points, and total cost of funds, including noninterest-bearing deposits was 38 basis points.

•	On a year-over-year basis, the increase in net interest income was driven by a 7.2 percent or $729.3 million increase in average loans as well as higher average loan yields, which increased 47 basis points from one year ago, primarily driven by higher interest rates and mix changes.

•	For the third quarter 2017, average earning assets stood at $18.9 billion, which is flat compared to the linked quarter and an increase of 3.1 percent over the third quarter 2016.

Noninterest income

•	Third quarter 2017 noninterest income decreased $6.0 million, or 5.4 percent, on a linked quarter basis largely due to:

•	a $0.9 million decrease in bond trading fees, and a $0.8 million decrease in market adjustments from the company’s seed investments in certain Scout Funds following the liquidation of such investments at the end of the second quarter of 2017;

•	lower service charges on deposits driven by higher earnings credit rates;

•	lower bankcard fees driven by a $2.7 million increase in retail and commercial card program rewards and rebates expense recorded;

•	a decrease in other noninterest income of $1.1 million which was primarily due to a $1.0 million gain on the sale of a branch building recorded in the second quarter;

•	which were partially offset by a $1.1 million increase in gains on sales of available-for-sale securities.

•	Noninterest income in the third quarter of 2017 improved $0.8 million, or 0.7 percent, compared to the same quarter in 2016 primarily driven by:

•	a $1.7 million increase in fund servicing revenue, a $1.0 million increase in wealth management revenue, and a $0.5 million increase in corporate trust revenue all recorded in trust and securities processing;

•	which were partially offset by a $2.2 million decrease in equity earnings on alternative investments and $1.7 million decrease in trading and investment banking revenue, driven by a $1.2 million decrease in market adjustments from the company’s seed investments in certain Scout Funds and a $0.5 million decrease in bond trading fees.

Noninterest expense

Summary of noninterest expense	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2017	2017	2016	LQ	PY
Salaries and employee benefits	$99,749	$102,773	$99,403	$(3,024)	$346
Occupancy, net	11,285	11,061	11,224	224	61
Equipment	17,880	17,956	16,029	(76)	1,851
Supplies and services	4,076	4,792	4,472	(716)	(396)
Marketing and business development	5,056	5,732	5,090	(676)	(34)
Processing fees	11,151	10,743	9,084	408	2,067
Legal and consulting	5,844	6,467	4,437	(623)	1,407
Bankcard	5,130	5,033	5,015	97	115
Amortization of other intangible assets	1,715	1,924	2,088	(209)	(373)
Regulatory fees	3,798	4,071	3,370	(273)	428
Other	6,137	6,387	4,999	(250)	1,138

Total noninterest expense	$171,821	$176,939	$165,211	$(5,118)	$6,610

•	GAAP noninterest expense for the third quarter of 2017 was $171.8 million and decreased $5.1 million, or 2.9 percent from the linked quarter.

•	On a non-GAAP basis, operating noninterest expense (as reconciled later in this release) was $171.7 million for the third quarter 2017, a decrease of $4.9 million, or 2.8 percent, compared to the linked quarter, and an increase of $7.6 million, or 4.7 percent, compared to the third quarter 2016.

•	The linked quarter decrease in operating noninterest expense was driven by:

•	a $3.0 million decrease in salaries and employee benefits expense driven by a $1.6 million decrease in bonus and commission expense, and a $1.6 million decrease in employee benefits partially due to lower employment taxes and medical expense;

•	a $0.7 million decline in both supplies and services expense and marketing and business development expenses.

•	The year-over-year increase in GAAP noninterest expense of $6.6 million, or 4.0 percent, was primarily driven by:

•	a $1.9 million increase in equipment expense for computer and hardware costs related to investments for regulatory requirements, cyber security, and the ongoing modernization of the company’s core systems;

•	higher processing expenses in healthcare, fund servicing, and institutional businesses and higher legal and consulting expense;

•	a $0.7 million increase in off-balance sheet commitment reserves and $0.5 million increase in losses on sales of assets, both recorded in other noninterest expense.

Income Taxes

•	For the nine months ended September 30, 2017, the company’s effective tax rate decreased to 21.4 percent compared to 23.6 percent for the same period a year earlier. The decrease is primarily attributable to a larger portion of income being earned from tax-exempt municipal securities and an increase in excess tax benefits associated with stock compensation recorded through the third quarter of 2017.

Balance Sheet

•	Average total assets for the third quarter 2017 were $20.3 billion, unchanged from the linked quarter, and up from $19.7 billion for the same period in 2016.

Summary of average loans and leases - QTD Average	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2017	2017	2016	LQ	PY
Commercial	$4,539,302	$4,597,866	$4,441,790	$(58,564)	$97,512
Asset-based loans	278,479	242,719	228,310	35,760	50,169
Factoring loans	173,876	155,528	101,731	18,348	72,145
Commercial credit card	174,892	157,214	166,617	17,678	8,275
Real estate - construction	782,898	802,350	591,584	(19,452)	191,314
Real estate - commercial	3,284,871	3,152,317	2,976,666	132,554	308,205
Real estate - residential	603,865	592,253	505,721	11,612	98,144
Real estate - HELOC	668,340	682,889	735,527	(14,549)	(67,187)
Consumer credit card	239,529	254,552	262,937	(15,023)	(23,408)
Consumer other	140,344	139,120	137,949	1,224	2,395
Leases	24,758	35,250	32,987	(10,492)	(8,229)

Total loans	$10,911,154	$10,812,058	$10,181,819	$99,096	$729,335

•	Average loans for the third quarter 2017, increased 0.9 percent, on a linked-quarter basis, and 7.2 percent, compared to third quarter 2016.

Summary of average securities - QTD Average				UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2017	2017	2016	LQ	PY
Securities available for sale:
U.S. Treasury	$47,216	$63,945	$340,144	$(16,729)	$(292,928)
U.S. Agencies	22,743	48,914	369,022	(26,171)	(346,279)
Mortgage-backed	3,564,974	3,677,797	3,512,905	(112,823)	52,069
State and political subdivisions	2,536,281	2,478,358	2,314,875	57,923	221,406
Corporates	21,848	60,508	77,646	(38,660)	(55,798)

Total securities available for sale	6,193,062	6,329,522	6,614,592	(136,460)	(421,530)
Securities held to maturity:
State and political subdivisions	1,283,258	1,242,519	927,875	40,739	355,383
Trading securities	49,396	75,075	51,280	(25,679)	(1,884)
Other securities	64,294	66,199	65,984	(1,905)	(1,690)

Total securities	$7,590,010	$7,713,315	$7,659,731	$(123,305)	$(69,721)

•	The growth in the company’s held to maturity securities portfolio is due to increased activity in private placement bonds, primarily used to refinance existing revenue bonds in the healthcare and education sectors.

•	Total securities available for sale decreased 2.2 percent on a linked-quarter basis and 6.4 percent compared to the third quarter 2016, driven by the ongoing reinvestment of cash flows from such securities to fund growth in the private placement bond and loan portfolio.

Summary of average deposits - QTD Average	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2017	2017	2016	LQ	PY
Deposits:
Noninterest-bearing demand	$5,728,145	$5,837,602	$5,690,838	$(109,457)	$37,307
Interest-bearing demand and savings	8,789,217	8,475,782	8,276,491	313,435	512,726
Time deposits	1,162,383	1,258,384	1,154,762	(96,001)	7,621

Total deposits	$15,679,745	$15,571,768	$15,122,091	$107,977	$557,654

Non-interest bearing deposits as % of total	36.53%	37.49%	37.63%

•	Average noninterest-bearing demand deposits were relatively unchanged compared to the third quarter of 2016, but declined 1.9 percent on a linked-quarter basis primarily due to institutional customers deploying more funds in the markets.

Capital

Capital information	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	Q3	Q2	Q3
	2017	2017	2016
Total equity	$2,101,543	$2,071,119	$2,024,628
Book value per common share	42.15	41.42	40.86

Regulatory capital:
Common equity Tier 1 capital	$1,893,842	$1,863,359	$1,749,738
Tier 1 capital	1,893,842	1,863,359	1,749,738
Total capital	2,062,928	2,031,618	1,909,583

Regulatory capital ratios:
Common equity Tier 1 capital ratio	12.18%	12.22%	11.75%
Tier 1 risk-based capital ratio	12.18	12.22	11.75
Total risk-based capital ratio	13.26	13.32	12.82
Tier 1 leverage ratio	9.43	9.28	8.99

•	At September 30, 2017, the company’s risk-based capital ratios presented in the foregoing table exceeded all of the “well-capitalized” regulatory thresholds.

Asset Quality

Credit quality	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q1	Q4	Q3
	2017	2017	2017	2016	2016
Net charge-offs - Commercial loans	$8,961	$7,971	$5,283	$1,127	$5,538
Net charge-offs (recoveries) - Real estate loans	238	(95)	125	3,373	(67)
Net charge-offs - Consumer credit card loans	1,635	2,079	1,815	1,692	1,658
Net charge-offs - Consumer other loans	74	71	103	63	133
Net charge-offs - Total loans	10,908	10,026	7,326	6,255	7,262
Net loan charge-offs as a % of total average loans	0.40%	0.37%	0.28%	0.24%	0.28%
Loans over 90 days past due	$2,088	$2,657	$3,369	$3,365	$2,678
Loans over 90 days past due as a % of total loans	0.02%	0.02%	0.03%	0.03%	0.03%
Nonaccrual and restructured loans	$54,231	$51,390	$56,594	$70,259	$79,620
Nonaccrual and restructured loans as a % of total loans	0.49%	0.47%	0.53%	0.67%	0.77%
Provision for loan losses	11,500	14,500	$9,000	$7,500	$13,000

•	Nonperforming loans, defined as restructured loans on nonaccrual and all other nonaccrual loans, increased $2.8 million from the linked quarter and decreased $25.4 million from the prior year period.

•	Net charge-offs increased to $10.9 million or 0.40 percent of average loans, compared to $10.0 million, or 0.37 percent of average loans in the linked quarter, and $7.3 million, or 0.28 percent of average loans in the third quarter of 2016.

•	Provision for loan losses decreased $3.0 million from the elevated linked quarter levels and is consistent with the company’s methodology, which considers the inherent risk in the loan portfolio, as well as other qualitative factors, such as macroeconomic conditions, loan growth, increased impaired loans and increased net charge-offs.

Dividend Declaration

At the company’s quarterly board meeting, the Board of Directors declared a $0.275 per share quarterly cash dividend, an increase of 7.8 percent or $0.02 per share. The cash dividend will be payable on January 2, 2018, to shareholders of record at the close of business on December 8, 2017.

Conference Call

The company plans to host a conference call to discuss its third quarter 2017 earnings results on Wednesday, October 25, 2017, at 8:30 a.m. (CT).

Interested parties may access the call by dialing (toll-free) 877-267-8760 or (U.S.) 412-542-4148 and requesting to join the UMB Financial call. The live call can also be accessed by visiting the investor relations area of umbfinancial.com or by using the following the link:

UMB Financial 3Q 2017 Conference Call

A replay of the conference call may be heard through November 8, 2017, by calling (toll-free) 877-344-7529 or (U.S.) 412-317-0088. The replay pass code required for playback is 10112430. The call replay may also be accessed via the company’s website umbfinancial.com by visiting the investor relations area.

Non-GAAP Financial Information

In this release, we provide information about net operating income, operating earnings per share - diluted (operating EPS), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, operating efficiency ratio, income from discontinued operations-general operations, and earnings per share from discontinued operations-general operations, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures—net operating income, operating

EPS, operating ROE, operating ROA, operating noninterest expense, operating efficiency ratio, income from discontinued operations-general operations, and earnings per share from discontinued operations-general operations—and the nearest comparable GAAP financial measures are reconciled later in this release. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for fair value adjustments, acquisition- and severance-related items, one-time marketing agent termination costs, and divestiture costs that management does not believe reflect the company’s fundamental operating performance.

Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding the following: (i) fair value adjustments on contingent consideration for the acquisitions of Reams Asset Management Company (Reams), (ii) expenses related to acquisitions, (iii) non-acquisition related severance expense, and (v) the cumulative tax impact of the previous adjustments. The company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain GAAP financial measures as it has an unusually large impact on the company’s financial statements.

Operating EPS (basic and diluted) is calculated as earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described in clauses (i)-(v) above for the relevant period. Operating ROE is calculated as net operating income, divided by the company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses (i)-(iii) above. Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total revenue (calculated as tax equivalent net interest income, plus noninterest income, less gains on sales of securities available for sale, net).

Income from discontinued operations-general operations for the relevant period is defined as GAAP income from discontinued operations, adjusted to reflect the impact of excluding non-GAAP adjustment (iii) and (v) above and (iv) divestiture expenses related to Scout for the relevant period. The company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain GAAP financial measures as it has an unusually large impact on the company’s financial statements.

Earnings per share from discontinued operations-general operations (diluted) is calculated as earnings per share from discontinued operations (diluted) as reported, adjusted to reflect, on a per share basis, the impact of excluding non-GAAP adjustment (iii) and (v) above and (iv) divestiture expenses related to Scout for the relevant period.

Forward-Looking Statements:

This release contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about the timeframe or amount of expected proceeds from the closing of the sale of Scout. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange

Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

About UMB:

UMB Financial Corporation (Nasdaq: UMBF) is a diversified financial holding company headquartered in Kansas City, Mo., offering complete banking services, payment solutions, asset servicing, and institutional investment management to customers. UMB operates banking and wealth management centers throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas, as well as two national specialty-lending businesses. Subsidiaries of the holding company include companies that offer services to mutual funds and alternative-investment entities and registered investment advisors that offer equity and fixed income strategies to institutions and individual investors. For more information, visit umb.com, umbfinancial.com, blog.umb.com or follow us on Twitter at @UMBBank, Facebook at facebook.com/UMBBank and LinkedIn at linkedin.com/company/umb-bank.

Consolidated Balance Sheets	UMB Financial Corporation
(unaudited, dollars in thousands)
	September 30,
	2017	2016
Assets
Loans	$10,997,028	$10,293,494
Allowance for loan losses	(98,389)	(90,404)

Net loans	10,898,639	10,203,090

Loans held for sale	4,525	11,880
Investment securities:
Available for sale	5,848,960	6,295,687
Held to maturity	1,276,252	1,009,117
Trading securities	60,660	58,062
Other securities	63,543	66,853

Total investment securities	7,249,415	7,429,719

Federal funds and resell agreements	244,436	244,891
Interest-bearing due from banks	221,856	453,189
Cash and due from banks	366,169	354,184
Premises and equipment, net	277,454	287,267
Accrued income	103,076	93,016
Goodwill	180,867	180,867
Other intangibles, net	23,477	28,681
Other assets	655,846	383,095
Discontinued assets – goodwill and other intangibles, net	53,743	56,267

Total assets	$20,279,503	$19,726,146

Liabilities
Deposits:
Noninterest-bearing demand	$5,812,117	$6,008,326
Interest-bearing demand and savings	9,063,079	8,288,670
Time deposits under $250,000	576,035	658,541
Time deposits of $250,000 or more	548,373	422,712

Total deposits	15,999,604	15,378,249

Federal funds and repurchase agreements	1,856,837	2,021,123
Long-term debt	76,071	75,418
Accrued expenses and taxes	193,978	163,221
Other liabilities	51,470	63,507

Total liabilities	18,177,960	17,701,518

Shareholders’ Equity
Common stock	55,057	55,057
Capital surplus	1,042,022	1,028,869
Retained earnings	1,239,865	1,112,613
Accumulated other comprehensive (loss) income	(22,668)	42,512
Treasury stock	(212,733)	(214,423)

Total shareholders’ equity	2,101,543	2,024,628

Total liabilities and shareholders’ equity	$20,279,503	$19,726,146

Consolidated Statements of Income	UMB Financial Corporation
(unaudited, dollars in thousands except share and per share data)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Interest Income
Loans	$119,132	$98,820	$338,416	$283,313
Securities:
Taxable interest	17,720	17,012	55,351	55,221
Tax-exempt interest	18,893	14,797	54,372	41,377

Total securities income	36,613	31,809	109,723	96,598
Federal funds and resell agreements	1,008	790	2,638	1,939
Interest-bearing due from banks	753	445	1,884	1,772
Trading securities	389	174	1,135	399

Total interest income	157,895	132,038	453,796	384,021

Interest Expense
Deposits	10,181	4,626	23,982	12,817
Federal funds and repurchase agreements	5,811	1,894	14,274	4,750
Other	1,045	753	2,973	2,587

Total interest expense	17,037	7,273	41,229	20,154

Net interest income	140,858	124,765	412,567	363,867
Provision for loan losses	11,500	13,000	35,000	25,000

Net interest income after provision for loan losses	129,358	111,765	377,567	338,867

Noninterest Income
Trust and securities processing	45,060	41,812	132,412	123,984
Trading and investment banking	4,453	6,114	18,168	16,382
Service charges on deposits	21,510	21,832	66,316	65,713
Insurance fees and commissions	425	698	1,584	3,355
Brokerage fees	5,815	4,712	17,081	13,159
Bankcard fees	17,427	17,086	55,413	52,636
Gains on sale of securities available for sale, net	2,390	2,978	4,138	8,509
Equity (losses) earnings on alternative investments	(584)	1,594	(1,393)	2,191
Other	7,810	6,716	23,810	18,352

Total noninterest income	104,306	103,542	317,529	304,281

Noninterest Expense
Salaries and employee benefits	99,749	99,403	306,174	293,294
Occupancy, net	11,285	11,224	33,314	32,996
Equipment	17,880	16,029	53,318	48,807
Supplies, postage and telephone	4,076	4,472	12,962	13,875
Marketing and business development	5,056	5,090	14,929	15,273
Processing fees	11,151	9,084	31,093	27,118
Legal and consulting	5,844	4,437	17,361	14,107
Bankcard	5,130	5,015	15,066	16,199
Amortization of other intangibles	1,715	2,088	5,685	6,644
Regulatory fees	3,798	3,370	11,702	10,491
Other	6,137	4,999	20,966	20,094

Total noninterest expense	171,821	165,211	522,570	498,898
Income before income taxes	61,843	50,096	172,526	144,250
Income tax provision	12,971	10,674	36,907	34,016

Income from continuing operations	$48,872	$39,422	$135,619	$110,234
Discontinued operations
(Loss) income from discontinued operations before income taxes	(1,030)	3,834	(722)	8,792
Income tax (benefit) expense	(300)	1,310	(247)	3,159

(Loss) income on discontinued operations	(730)	2,524	(475)	5,633

Net Income	$48,142	$41,946	$135,144	$115,867

Per Share Data
Basic:
Income from continuing operations	$0.99	$0.81	$2.76	$2.26
(Loss) income from discontinued operations	(0.01)	0.05	(0.01)	0.11

Net income – basic	$0.98	$0.86	$2.75	$2.37
Diluted:
Income from continuing operations	0.98	0.80	2.72	2.24
(Loss) income from discontinued operations	(0.01)	0.05	(0.01)	0.12

Net income – diluted	0.97	0.85	2.71	2.36
Dividends	0.255	0.245	0.765	0.735
Weighted average shares outstanding	49,283,322	48,849,251	49,221,629	48,792,419
Weighted average shares outstanding – diluted	49,833,141	49,284,280	49,838,619	49,162,200

Consolidated Statements of Comprehensive Income	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net Income	$48,142	$41,946	$135,144	$115,867
Other comprehensive income (loss), net of tax:
Unrealized gains (losses) on securities:
Change in unrealized holding gains (losses), net	5,064	(16,946)	62,646	90,639
Less: Reclassifications adjustment for gains included in net income	(2,390)	(2,978)	(4,138)	(8,509)

Change in unrealized gains (losses) on securities during the period	2,674	(19,924)	58,508	82,130
Change in unrealized losses on derivatives	(169)	(643)	(1,080)	(7,677)
Income tax (expense) benefit	(1,548)	7,784	(22,554)	(28,223)

Other comprehensive income (loss)	957	(12,783)	34,874	46,230

Comprehensive income	$49,099	$29,163	$170,018	$162,097

Consolidated Statements of Changes in Shareholders’ Equity	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
				Accumulated
				Other
	Common	Capital	Retained	Comprehensive	Treasury
	Stock	Surplus	Earnings	(Loss) Income	Stock	Total
Balance - January 1, 2016	$55,057	$1,019,889	$1,033,990	$(3,718)	$(211,524)	$1,893,694
Total comprehensive income	—	—	115,867	46,230	—	162,097
Cash dividends ($0.735 per share)	—	—	(36,388)	—	—	(36,388)
Purchase of treasury stock	—	—	—	—	(14,189)	(14,189)
Issuance of equity awards	—	(3,373)	—	—	3,802	429
Recognition of equity based compensation	—	8,253	—	—	—	8,253
Sale of treasury stock	—	362	—	—	474	836
Exercise of stock options	—	2,400	—	—	7,014	9,414
Cumulative effect adjustment	—	1,338	(856)	—	—	482

Balance – September 30, 2016	$55,057	$1,028,869	$1,112,613	$42,512	$(214,423)	$2,024,628

Balance - January 1, 2017	$55,057	$1,033,419	$1,142,887	$(57,542)	$(211,437)	$1,962,384
Total comprehensive income	—	—	135,144	34,874	—	170,018
Cash dividends ($0.765 per share)	—	—	(38,166)	—	—	(38,166)
Purchase of treasury stock	—	—	—	—	(14,369)	(14,369)
Issuance of equity awards	—	(3,364)	—	—	3,835	471
Recognition of equity based compensation	—	9,576	—	—	—	9,576
Sale of treasury stock	—	468	—	—	381	849
Exercise of stock options	—	1,923	—	—	8,857	10,780

Balance – September 30, 2017	$55,057	$1,042,022	$1,239,865	$(22,668)	$(212,733)	$2,101,543

Average Balances / Yields and Rates			UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)	Three Months Ended September 30,
	2017		2016
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$10,911,154	4.33%	$10,181,819	3.86%
Securities:
Taxable	3,794,074	1.85	4,449,485	1.52
Tax-exempt	3,746,540	3.06	3,158,966	2.86

Total securities	7,540,614	2.46	7,608,451	2.08
Federal funds and resell agreements	190,036	2.10	217,287	1.45
Interest-bearing due from banks	254,702	1.17	314,619	0.56
Trading securities	49,396	3.95	51,280	1.75

Total earning assets	18,945,902	3.52	18,373,456	3.03
Allowance for loan losses	(99,954)		(86,368)
Other assets	1,467,273		1,405,152

Total assets	$20,313,221		$19,692,240

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$9,951,600	0.41%	$9,431,253	0.20%
Federal funds and repurchase agreements	2,234,666	1.03	2,261,863	0.33
Borrowed funds	76,159	5.44	82,340	3.64

Total interest-bearing liabilities	12,262,425	0.55	11,775,456	0.25
Noninterest-bearing demand deposits	5,728,145		5,690,838
Other liabilities	207,417		203,953
Shareholders’ equity	2,115,234		2,021,993

Total liabilities and shareholders’ equity	$20,313,221		$19,692,240

Net interest spread		2.97%		2.78%
Net interest margin		3.16		2.87

Average Balances / Yields and Rates			UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)	Nine Months Ended September 30,
	2017		2016
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$10,762,401	4.20%	$9,874,298	3.83%
Securities:
Taxable	3,995,441	1.85	4,650,111	1.59
Tax-exempt	3,625,727	3.07	2,984,538	2.85

Total securities	7,621,168	2.43	7,634,649	2.08
Federal funds and resell agreements	192,817	1.83	181,854	1.42
Interest-bearing due from banks	271,799	0.93	425,155	0.56
Trading securities	61,604	3.06	39,588	1.70

Total earning assets	18,909,789	3.42	18,155,544	2.99
Allowance for loan losses	(96,181)		(82,975)
Other assets	1,474,177		1,415,325

Total assets	$20,287,785		$19,487,894

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$9,777,717	0.33%	$9,392,435	0.18%
Federal funds and repurchase agreements	2,321,144	0.82	2,041,369	0.31
Borrowed funds	76,192	5.22	88,621	3.90

Total interest-bearing liabilities	12,175,053	0.45	11,522,425	0.23
Noninterest-bearing demand deposits	5,853,905		5,809,398
Other liabilities	203,037		174,873
Shareholders’ equity	2,055,790		1,981,198

Total liabilities and shareholders’ equity	$20,287,785		$19,487,894

Net interest spread		2.97%		2.76%
Net interest margin		3.12		2.84

Business Segment Information	UMB Financial Corporation
(unaudited, dollars in thousands)

	Three Months Ended September 30, 2017
	Bank	Asset Servicing	Total
Net interest income	$137,331	$3,527	$140,858
Provision for loan losses	11,500	—	11,500
Noninterest income	79,759	24,547	104,306
Noninterest expense	150,057	21,764	171,821

Income before taxes	55,533	6,310	61,843
Income tax expense	11,649	1,322	12,971

Income from continuing operations	$43,884	$4,988	$48,872

Average assets	$19,542,050	$770,950	$20,313,000

	Three Months Ended September 30, 2016
	Bank	Asset Servicing	Total
Net interest income	$121,963	$2,802	$124,765
Provision for loan losses	13,000	—	13,000
Noninterest income	80,540	23,002	103,542
Noninterest expense	144,450	20,761	165,211

Income before taxes	45,053	5,043	50,096
Income tax expense	9,560	1,114	10,674

Income from continuing operations	$35,493	$3,929	$39,422

Average assets	$18,441,950	$1,250,050	$19,692,000

	Nine Months Ended September 30, 2017
	Bank	Asset Servicing	Total
Net interest income	$403,450	$9,117	$412,567
Provision for loan losses	35,000	—	35,000
Noninterest income	245,583	71,946	317,529
Noninterest expense	456,680	65,890	522,570

Income before taxes	157,353	15,173	172,526
Income tax expense	33,733	3,174	36,907

Income from continuing operations	$123,620	$11,999	$135,619

Average assets	$19,501,000	$787,000	$20,288,000

	Nine Months Ended September 30, 2016
	Bank	Asset Servicing	Total
Net interest income	$355,847	$8,020	$363,867
Provision for loan losses	25,000	—	25,000
Noninterest income	234,643	69,638	304,281
Noninterest expense	435,708	63,190	498,898

Income before taxes	129,782	14,468	144,250
Income tax expense	30,478	3,538	34,016

Income from continuing operations	$99,304	$10,930	$110,234

Average assets	$18,205,900	$1,282,100	$19,488,000

Non-GAAP Financial Measures			UMB Financial Corporation
Net operating income non-GAAP reconciliation:
(unaudited, dollars in thousands, except per share data)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Income from continuing operations (GAAP)	$48,872	$39,422	$135,619	$110,234
Adjustments:
Fair value adjustments on contingent consideration (i)	—	—	—	67
Acquisition expenses (ii)	5	434	22	4,473
Non-acquisition severance expense (iii)	80	680	815	1,751
Tax-impact of adjustments (v)	(30)	(401)	(301)	(2,265)

Total Non-GAAP adjustments (net of tax)	55	713	536	4,026

Net operating income (Non-GAAP)	$48,927	$40,135	$136,155	$114,260

Earnings per share from continuing operations as reported - diluted	$0.98	$0.80	$2.72	$2.24
Fair value adjustments on contingent consideration (i)	—	—	—	—
Acquisition expenses (ii)	—	0.01	—	0.09
Non-acquisition severance expense (iii)	—	0.01	0.02	0.04
Tax-impact of adjustments (v)	—	(0.01)	(0.01)	(0.05)

Operating earnings per share - diluted	$0.98	$0.81	$2.73	$2.32

GAAP
Return on average assets	0.95%	0.80%	0.89%	0.76%
Return on average equity	9.17	7.76	8.82	7.43

Non-GAAP
Operating return on average assets	0.96%	0.81%	0.90%	0.78%
Operating return on average equity	9.18	7.90	8.85	7.70

Operating noninterest expense and operating efficiency ratio non-GAAP reconciliation:			UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Noninterest expense	$171,821	$165,211	$522,570	$498,898
Adjustments to arrive at operating noninterest expense (pre-tax):
Fair value adjustments on contingent consideration (i)	—	—	—	67
Acquisition expenses (ii)	5	434	22	4,473
Non-acquisition severance expense (iii)	80	680	815	1,751

Total Non-GAAP adjustments (pre-tax)	85	1,114	837	6,291

Operating noninterest expense	$171,736	$164,097	$521,733	$492,607

Noninterest expense	$171,821	$165,211	$522,570	$498,898
Less: Amortization of other intangibles	1,715	2,088	5,685	6,644

Noninterest expense, net of amortization of other intangibles (numerator A)	$170,106	$163,123	$516,885	$492,254

Operating noninterest expense	$171,736	$164,097	$521,733	$492,607
Less: Amortization of other intangibles	1,715	2,088	5,685	6,644

Operating expense, net of amortization of other intangibles (numerator B)	$170,021	$162,009	$516,048	$485,963

Net interest income (tax equivalent) (vi)	$151,014	$132,765	$441,809	$386,190
Noninterest income	104,306	103,542	317,529	304,281
Less: Gains on sales of securities available for sale, net	2,390	2,978	4,138	8,509

Total (denominator A)	$252,930	$233,329	$755,200	$681,962

Efficiency ratio (numerator A/denominator A)	67.25%	69.91%	68.44%	72.18%
Operating efficiency ratio (numerator B/denominator A)	67.22	69.43	68.33	71.26

Income from discontinued operations-general operations non-GAAP reconciliation			UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
(Loss) income from discontinued operations (GAAP)	$(730)	$2,524	$(475)	$5,633
Adjustments:
Divestiture expense (iv)	6,410	—	13,498	—
Non-acquisition severance expense (iii)	—	509	—	2,010
Tax-impact of adjustments (v)	(2,308)	(183)	(4,859)	(724)

Total Non-GAAP adjustments (net of tax)	4,102	326	8,639	1,286

Net income from discontinued operations-general operations (Non-GAAP)	$3,372	$2,850	$8,164	$6,919

(Losses) earnings per share from discontinued operations - diluted	$(0.01)	$0.05	$(0.01)	$0.12
Divestiture expense (iv)	0.13	—	0.27	—
Non-acquisition severance expense (iii)	—	0.01	—	0.03
Tax-impact of adjustments (v)	(0.05)	—	(0.10)	(0.01)

Total Non-GAAP adjustments (net of tax)	0.08	0.01	0.17	0.02

Earnings per share from discontinued operations-general operations - diluted (Non-GAAP)	$0.07	$0.06	$0.16	$0.14

(i)	Represents fair value adjustments to contingent consideration for the acquisitions of Reams.
(ii)	Represents expenses related to acquisitions.
(iii)	Represents non-acquisition severance expense related to UMB-legacy employees as management excludes severance expense from its internal evaluation of company performance. Severance expense for Marquette-legacy employees is included in item (ii).
(iv)	Represents expenses related to the divestiture of Scout.
(v)	Calculated using the company’s marginal tax rate of 36%.
(vi)	Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $10.1 million and $8.0 million for the three months ended September 30, 2017 and September 30, 2016, respectively.